UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2017

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5 Concourse Parkway, Suite 2325
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 7, 2017, CatchMark Timber Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to (1) report under Item 1.01 that the Company and CatchMark Timber Operating Partnership, L.P. had amended and restated their existing credit facilities by entering into a Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (the “Credit Agreement”), by and among the Company, CatchMark Timber Operating Partnership, L.P., the Company’s wholly-owned subsidiaries and the lenders named in the Credit Agreement and (2) file under Item 9.01(d) the Credit Agreement and a related security agreement, pledge agreement and press release. This Amendment No. 1 amends Item 9.01(d) of the Original Report to file a schedule to the Credit Agreement as Exhibit 10.4.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
10.1*
Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017, by and among CatchMark Timber Operating Partnership, L.P., as Borrower, certain Guarantors, CoBank, ACB, as Administrative Agent, Joint Lead Arranger, Sole Bookrunner, Swingline Lender and Issuing Lender, AgFirst Farm Credit Bank, as Joint Lead Arranger and Syndication Agent, Coöperatieve Rabobank U.A., New York Branch, as Document Agent, and Certain Financial Institutions, as the Lenders (the “Credit Agreement”).*

10.2*
Fourth Amended and Restated Security Agreement, dated as of December 1, 2017, made by CatchMark Timber Trust, Inc., CatchMark LP Holder, LLC, CatchMark Timber Operating Partnership, L.P., Timberlands II, LLC, CatchMark Timber TRS, Inc., CatchMark TRS Harvesting Operations, LLC, CatchMark HBU, LLC, CatchMark Texas Timberlands GP, LLC, CatchMark Texas Timberlands, L.P., CatchMark TRS Management, LLC, CatchMark TRS Harvesting Operations II, LLC, CatchMark Southern Holdings II GP, LLC, CatchMark Southern Timberlands II, L.P., CatchMark South Carolina Timberlands, LLC and CatchMark TRS Investments, LLC in favor of CoBank, ACB, as administrative agent for the benefit of itself and each Lender Party.*

10.3*
Fourth Amended and Restated Pledge Agreement, dated as of December 1, 2017, made by CatchMark Timber Trust, Inc., CatchMark LP Holder, LLC, CatchMark Timber Operating Partnership, L.P., Timberlands II, LLC, CatchMark Timber TRS, Inc., CatchMark TRS Harvesting Operations, LLC, CatchMark HBU, LLC, CatchMark Texas Timberlands GP, LLC, CatchMark Texas Timberlands, L.P., CatchMark TRS Management, LLC, CatchMark TRS Harvesting Operations II, LLC, CatchMark Southern Holdings II GP, LLC, CatchMark Southern Timberlands II, L.P., CatchMark South Carolina Timberlands, LLC and CatchMark TRS Investments, LLC in favor of CoBank, ACB, as administrative agent for the benefit of itself and each Lender Party.*

10.4	Pricing Table Schedule to the Credit Agreement.

99.1*	Press Release dated December 7, 2017.*

_______________
*Incorporated by reference to the corresponding Exhibit No. in the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: January 5, 2018	By:	/s/ BRIAN M. DAVIS
Brian M. Davis Senior Vice President and Chief Financial Officer